EXHIBIT 99.(q)

POWER OF ATTORNEY

The undersigned,

1)              being officers and trustees/directors of:

a)              each of the Van Kampen Open-End Trusts (the “Delaware Open-End Trusts”) as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware statutory trust,

b)             the Van Kampen Pennsylvania Tax Free Income Fund (the “Pennsylvania Open-End Trust”), a Pennsylvania trust, and

c)              the Van Kampen Series Fund, Inc. (the “Corporation”), a Maryland corporation, (collectively, the Delaware Open-End Trusts, Pennsylvania Open-End Trust, and the Corporation are referred to herein as the “Open-End Funds”);

d)             each of the Van Kampen Closed-End Trusts (the “Massachusetts Closed-End Trusts”) as indicated on Schedule 2 attached hereto and incorporated by reference, each a Massachusetts business trust,

e)              each of the Van Kampen Dynamic Credit Opportunities Fund, Van Kampen Opportunistic Municipal High Income Trust and Van Kampen Bond Fund (the “Delaware Closed-End Trusts”), each a Delaware statutory trust,

f)                the Van Kampen Pennsylvania Value Municipal Income Trust (the “Pennsylvania Closed-End Trust”), each a Pennsylvania trust (collectively, the Massachusetts Closed-End Trusts, Delaware Closed-End Trust and Pennsylvania Closed-End Trust are referred to herein as the “Closed-End Funds”);

2)              being officers and managing general partners of:

a)              the Van Kampen Exchange Fund (the “Exchange Fund”), a California Limited Partnership

(collectively, the Open-End Funds, Closed-End Funds, Senior Loan Funds and Exchange Fund are referred to herein as the “Funds”)

do hereby, in the capacities shown below, appoint any Assistant Secretary, Secretary or Vice President of the Funds, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes to execute and deliver, for and on behalf of the undersigned, any Registration Statement on Form N-1A of the Open-End Funds or Exchange Fund (including any and all amendments thereto), any Registration Statement on Form N-2 of the Closed-End Funds or Senior Loan Funds (including any and all amendments thereto), any Registration Statement on Form N-14 of the Funds (including any and all amendments thereto) and any other document, upon the advice of counsel, filed by each Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: September 17, 2008

Signature	Title

/s/ Jerry Miller	President and Principal Executive Officer
Jerry Miller

/s/ Stuart Schuldt	Chief Financial Officer and Treasurer
Stuart Schuldt

/s/ Stefanie Chang Yu	Vice President and Secretary
Stefanie Chang Yu

/s/ David C. Arch	Trustee/Director/Managing General Partner
David C. Arch

/s/ Jerry D. Choate	Trustee/Director/Managing General Partner
Jerry D. Choate

/s/ Rod Dammeyer	Trustee/Director/Managing General Partner
Rod Dammeyer

/s/ Linda Hutton Heagy	Trustee/Director/Managing General Partner
Linda Hutton Heagy

/s/ R. Craig Kennedy	Trustee/Director/Managing General Partner
R. Craig Kennedy

/s/ Howard J Kerr	Trustee/Director/Managing General Partner
Howard J Kerr

/s/ Jack E. Nelson	Trustee/Director/Managing General Partner
Jack E. Nelson

/s/ Hugo F. Sonnenschein	Trustee/Director/Managing General Partner
Hugo F. Sonnenschein

/s/ Wayne W. Whalen	Trustee/Director/Managing General Partner
Wayne W. Whalen

/s/ Suzanne H. Woolsey	Trustee/Director/Managing General Partner
Suzanne H. Woolsey

SCHEDULE 1

VAN KAMPEN U.S. GOVERNMENT TRUST

VAN KAMPEN TAX FREE TRUST

VAN KAMPEN TRUST

VAN KAMPEN EQUITY TRUST

VAN KAMPEN EQUITY TRUST II

VAN KAMPEN TAX FREE MONEY FUND

VAN KAMPEN COMSTOCK FUND

VAN KAMPEN CORPORATE BOND FUND

VAN KAMPEN ENTERPRISE FUND

VAN KAMPEN EQUITY AND INCOME FUND

VAN KAMPEN GOVERNMENT SECURITIES FUND

VAN KAMPEN GROWTH AND INCOME FUND

VAN KAMPEN HARBOR FUND

VAN KAMPEN HIGH YIELD FUND

VAN KAMPEN LIFE INVESTMENT TRUST

VAN KAMPEN LIMITED DURATION FUND

VAN KAMPEN CAPITAL GROWTH FUND

VAN KAMPEN REAL ESTATE SECURITIES FUND

VAN KAMPEN RESERVE FUND

VAN KAMPEN TAX-EXEMPT TRUST

VAN KAMPEN RETIREMENT STRATEGY TRUST

VAN KAMPEN TRUST II

SCHEDULE 2

VAN KAMPEN HIGH INCOME TRUST II

VAN KAMPEN MUNICIPAL TRUST

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

VAN KAMPEN TRUST FOR INSURED MUNICIPALS

VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

VAN KAMPEN SENIOR INCOME TRUST

VAN KAMPEN SENIOR LOAN FUND